EXECUTION COPY

--------------------------------------------------------------------------------
                      Exhibit 10.168 - Guarantee Agreement


                               GUARANTEE AGREEMENT

                                     Between

                          DREW INDUSTRIES INCORPORATED

                                       And

              TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
             MIDWESTERN UNITED LIFE INSURANCE COMPANY, SECURITY LIFE
              OF DENVER INSURANCE COMPANY, EQUITABLE LIFE INSURANCE
                 COMPANY OF IOWA AND USG ANNUITY & LIFE COMPANY


                          Dated as of January 28, 1998

                               GUARANTEE AGREEMENT

      This GUARANTEE AGREEMENT, dated as of January 28, 1998, (this "Guarantee") is by and between Drew Industries Incorporated, a corporation organized under the laws of the State of Delaware (the "Parent Guarantor"), and Teachers Insurance and Annuity Association of America and ING Investment Management, Inc. as agent for Midwestern United Life Insurance Company and Security Life of Denver Insurance Company and ING Investment Management LLC, as agent for Equitable Life Insurance Company of Iowa and USG Annuity & Life Company (the "Initial Noteholders").

                                   WITNESSETH:

      WHEREAS, pursuant to the terms of a Note Purchase Agreement of even date herewith (as amended, modified and supplemented from time to time, the "Note Purchase Agreement") among Kinro, Inc., an Ohio corporation, Lippert Components, Inc., a Delaware corporation and Shoals Supply, Inc., a Delaware corporation, each a direct, wholly owned subsidiary of the Parent Guarantor (the "Co-Issuers") and the Initial Noteholders, the Co-Issuers have on this date issued and sold to the Initial Noteholders their 6.95% senior notes due January 28, 2005 in the aggregate principal amount of U.S. $40,000,000, copies of which are attached hereto as Schedule 1 (the "Notes"); and

      WHEREAS, capitalized terms used herein without definition shall have the meanings ascribed thereto in the Note Purchase Agreement.

      NOW, THEREFORE, in order to induce, and in consideration of, the purchase by the Initial Noteholders of the Notes, it is hereby agreed as follows:

      SECTION 1. GUARANTEE OF CO-ISSUER OBLIGATIONS.

      ss. 1.1 Obligations Guaranteed. The Parent Guarantor hereby irrevocably, absolutely and unconditionally guarantees, to the Initial Noteholders and to each subsequent registered holder from time to time of the Notes (the Initial Noteholders and each subsequent registered holder of the Notes being hereinafter referred to as a "Noteholder"), (a) the full, due and punctual payment in cash in U.S. Dollars of the principal of, Make-Whole Amount, if any, and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Co-Issuer, whether or not a claim for such interest is allowable in any such case or proceeding) on the Notes, and any other amount due and payable under the Notes, as and when such payment shall become due and payable, whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration, or otherwise (including, to the extent legally enforceable, interest due on overdue payments of principal, Make-Whole Amount, if any, or interest at the rate set forth in the Notes) in coin or currency of the United States of America which at the time of payment or demand therefor shall be legal tender for the payment of public and private debts, (b) the full and prompt payment, performance and observance by each Co-Issuer of each and all of the covenants and agreements required to be performed or observed by such Co-Issuer under the terms of the Notes and/or the Note Purchase Agreement, and (c) the full and prompt payment in cash in U.S. Dollars, upon demand by any Noteholder of all costs and expenses, legal or otherwise (including attorneys fees) which any Co-Issuer is obligated to pay pursuant to the Notes and/or the Note Purchase Agreement and such expenses, if any, as shall have been expended or incurred in the enforcement of any right or privilege under the Notes or Note Purchase Agreement, and in each and every case irrespective of the validity, regularity, or enforcement of the Notes or the Note Purchase Agreement or any of the terms thereof. The guarantee of the Notes herein provided is a guarantee of the immediate and timely payment in cash in U.S. Dollars of the principal of, and Make-Whole Amount, if any, and interest on, the Notes and all other amounts guaranteed hereunder as and when the same are due and payable and shall not be deemed to be a guarantee only of the collectibility of such payments and that in consequence thereof the Noteholders may sue the Parent Guarantor directly upon any such principal, Make-Whole Amount, interest and all other amounts guaranteed hereunder becoming so due and payable or upon any failure of any Co-Issuer to perform any obligation under the Notes or the Note Purchase Agreement or failure of the Parent Guarantor to perform any other term or provision hereof.

            The Parent Guarantor agrees that it shall not make a payment on any guaranty securing the Note (as defined in the Revolving Credit Agreement) unless concurrently therewith it shall make payment hereunder to the Noteholders on the obligations guaranteed hereunder on a pari passu basis with respect to any such payment on or in respect of any such payment on or in respect of any guaranty securing the Note (as defined in the Revolving Credit Agreement).

      ss. 1.2 General Provisions Relating to the Guarantee. The Parent Guarantor hereby agrees that the Noteholders, with or without any further notice to or assent from the Parent Guarantor, to the fullest extent permitted by law, may, without in any manner affecting the liability of the Parent Guarantor under this Guarantee, and upon such terms and conditions as the Noteholders may deem advisable,

                  (1) extend in whole or in part (by renewal or otherwise),
            modify, change, compromise, release or extend the duration of the time for the performance or payment of any indebtedness, liability or obligation of the Co-Issuers or of any other Person secondarily or otherwise liable for any indebtedness, liability or obligations of the Co-Issuers on the Notes, or waive any default with respect thereto, or waive, modify, amend or change any provision of the Note Purchase Agreement or any other agreement to which any Co-Issuer is a party; or

                  (2) sell, release, surrender, modify, impair, exchange or
            substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such Noteholder as direct or indirect security for the payment or performance of any indebtedness, liability or obligation of any Co-Issuer or of any other Person secondarily or otherwise liable for any indebtedness, liability or obligation of any Co-Issuer on the Notes; or

                  (3) settle, adjust or compromise any claim of any Co-Issuer against any other Person secondarily or otherwise liable for any indebtedness, liability or obligation of any Co-Issuer on the Notes; and
the Parent Guarantor hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof.

      The Parent Guarantor hereby waives, to the fullest extent permitted by law: (1) notice of acceptance of this Guarantee by the Noteholders or of the creation, renewal or accrual of any liability of the Co-Issuers, present or future, or of the reliance of the Noteholders upon this Guarantee (it being understood that every indebtedness, liability and obligation described in 1.1 hereof shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Guarantee); (2) demand of payment by the Noteholders from the Co-Issuers or any other Person indebted in any manner on or for any of the indebtedness, liability or obligations hereby guaranteed; and (3) presentment for the payment by the Noteholders or any other Person of the Notes or any other instrument, protest thereof and notice of its dishonor to any party thereto and to the Parent Guarantor. To the fullest extent permitted by law, the obligations of the Parent Guarantor under this Guarantee and the rights of the Noteholders to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise and shall not be subject to any set-off, counterclaim (other than any compulsory counterclaim), recoupment or termination whatsoever.

      ss. 1.3 Obligation Absolute and Unconditional. The obligations of the Parent Guarantor under this Guarantee shall be irrevocable, absolute and unconditional and shall remain in full force and effect until the entire principal, Make-Whole Amount, if any, and interest on the Notes and all other sums due pursuant to 1.1 hereof shall have been indefeasibly paid in cash in U.S. Dollars and, to the fullest extent permitted by law, such obligations shall not be affected, modified or impaired upon the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of the Parent Guarantor:

            (a) the power or authority or the lack of power or authority of the Co-Issuers to issue the Notes or to execute and deliver the Note Purchase Agreement or any instrument or agreement executed pursuant thereto or in connection therewith, and irrespective of the validity or legality of the Notes or the Note Purchase Agreement or of any defense whatsoever that any Co-Issuer may or might have to the payment of the Notes (principal, Make-Whole Amount, if any, and interest) or to the performance or observance of any of the provisions or conditions of the Note Purchase Agreement, or the existence or continuance of any Co-Issuer as a legal entity;

            (b) any failure to present the Notes for payment or to demand payment thereof, or to give the Parent Guarantor or the Co-Issuers notice of dishonor for non-payment of the Notes, when and as the same may become due and payable, or notice of any failure on the part of any Co-Issuer to do any act or thing or to perform or to keep any covenant or agreement by it to be done, kept or performed under the terms of the Notes or the Note Purchase Agreement;

            (c) the acceptance of any security or any guarantee, any extension of the obligation of the Notes, either indefinitely or for any period of time, or any other modification in the obligation of the Notes or of the Note Purchase Agreement or the Co-Issuers thereon, or in connection therewith, or any sale, release, substitution or exchange of any security;

            (d) any act or failure to act with regard to the Notes or the Note Purchase Agreement or anything which might vary the risk of the Parent Guarantor;

            (e) any action taken under this Guarantee in the exercise of any right or power hereby conferred or any failure or omission on the part of the Noteholders to first enforce any right or security given under the Notes or the Note Purchase Agreement or any failure or omission on the part of the Noteholders to first enforce any right against the Co-Issuers;

            (f) the waiver, compromise, settlement, release or termination of any or all of the obligations, covenants or agreements of the Co-Issuers contained in the Notes or the Note Purchase Agreement or of the Parent Guarantor contained in this Guarantee;

            (g) the failure to give notice to the Co-Issuers or the Parent Guarantor of the occurrence of any Default or Event of Default under the terms and provisions of the Notes, the Note Purchase Agreement or this Guarantee;

            (h) the extension of the time for payment of any principal of, Make-Whole Amount or interest on the Notes owing or payable on the Notes or of the time of or for performance of any obligations, covenants or agreements under or arising out of the Note Purchase Agreement or the extension or the renewal of any thereof;

            (i) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Note Purchase Agreement or the Notes;

            (j) any failure, omission, delay or lack on the part of the Noteholders to enforce, assert or exercise any right, power or remedy conferred on the Noteholders in the Note Purchase Agreement or the Notes or any other act or acts on the part of the holders from time to time of the Notes;

            (k) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement under bankruptcy or similar laws, composition with creditors or readjustment of, or other similar procedures affecting the Parent Guarantor or any Co-Issuer or any of the assets of any of them, or any allegation or contest of the validity of the Note Purchase Agreement or the disaffirmance of the Note Purchase Agreement in any such proceeding (it being understood that the obligations of the Parent Guarantor under this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment made with respect to the Notes is rescinded or must otherwise be restored or returned by the Noteholders upon the insolvency, bankruptcy or reorganization of any Co-Issuer or the Parent Guarantor, all as though such payment had not been made);

            (l) any event or action or circumstance that would, in the absence of this clause, result in the release or discharge by operation of law of the Parent Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guarantee;

            (m) the invalidity or unenforceability of the Notes or the Note Purchase Agreement;

            (n) the invalidity or unenforceability of the obligations of the Parent Guarantor under this Guarantee, the absence of any action to enforce such obligations of the Parent Guarantor, any waiver or consent by the Parent Guarantor with respect to any of the provisions hereof or any other circumstances which might otherwise constitute a discharge or defense by the Parent Guarantor, including, without limitation, any failure or delay in the enforcement of the obligations of the Parent Guarantor with respect to this Guarantee or of notice thereof, or any suit or other action brought by any shareholder or creditor of, or by, the Parent Guarantor or any other Person, for any reason, including, without limitation, any suit or action in any way attacking or involving any issue, matter or thing in respect of this Guarantee, the Notes or any other agreement;

            (o) the default or failure of the Parent Guarantor fully to perform any of its covenants or obligations set forth in this Guarantee;

            (p) the impossibility or illegality of performance on the part of the Parent Guarantor, the Co-Issuers or any other Person of any obligations it may have under this Guarantee, the Notes, the Note Purchase Agreement or any other agreement or instrument;

            (q) in respect of the Co-Issuers or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Co-Issuers or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any U.S. Federal or state or other regulatory body or agency, change of law or any other causes affecting performance, or other force majeure, whether or not beyond the control of the Co-Issuers or any other Person and whether or not of the kind hereinbefore specified;

            (r) any attachment, claim, demand, charge, lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, or any claims, demands, charges or liens of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable under this Guarantee, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided;

            (s) the failure of the Parent Guarantor to receive any benefit or consideration from or as a result of its execution, delivery and performance of this Guarantee; or

            (t) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Parent Guarantor in respect of the obligations of the Parent Guarantor under this Guarantee, other than the indefeasible payment in cash in U.S. Dollars or performance of such obligations;

provided, however, that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this paragraph that the obligations of the Parent Guarantor hereunder shall be irrevocable, absolute and unconditional to the extent herein specified and shall not be discharged, impaired or varied except by the indefeasible payment in cash in U.S. Dollars to the holders thereof of the principal of, Make-Whole Amount, if any, interest on the Notes and all other amounts guaranteed hereunder, and then only to the extent of such payments. Without limiting any of the other terms or provisions hereof, it is understood and agreed that in order to hold the Parent Guarantor liable hereunder, there shall be no obligation on the part of the Noteholders to resort, in any manner or form, for payment, to any Co-Issuer, to any other Person or to the properties or estates of any of the foregoing. All rights of the Noteholders pursuant thereto or to the Note Purchase Agreement or this Guarantee may be transferred or assigned at any time or from time to time to the transferee of the Notes who becomes the registered holder thereof and shall be considered to be transferred or assigned to such registered holder upon the transfer of the Notes whether with or without the consent of or notice to the Parent Guarantor or the Co-Issuers. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, any Co-Issuer shall default under the terms of the Notes or the Note Purchase Agreement and that notwithstanding recovery hereunder for or in respect of any given default or defaults by any Co-Issuer under the Notes or the Note Purchase Agreement, this Guarantee shall remain in full force and effect and shall apply to each and every subsequent default.

      ss. 1.4 Payments Under Guarantee. In the event of the failure of the Noteholders punctually to receive any payment required to be made to it pursuant to the terms of the Notes, whether by reason of the failure of the Co-Issuers punctually to make any payment of interest on the Notes, or any other event or condition resulting in the failure of the Noteholders to receive funds in U.S. Dollars in the full amount of such payment in a timely manner, the Parent Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether by demand, by declaration of acceleration, or otherwise, as if such payment were made by the Co-Issuers in the manner required by the Notes or the Note Purchase Agreement. If the Noteholders shall have the right to declare the Notes due and payable, and acceleration of the payment of the Notes is stayed, enjoined or otherwise prevented, the Parent Guarantor, upon demand therefor by the Noteholders, shall pay the Make-Whole Amount, if any, and any other amount due and payable under the Notes to the Noteholders as if acceleration had occurred in accordance with the terms thereof. In the event of the failure of the Co-Issuers to make payment to a Noteholder of any other amount due and payable to such Noteholder pursuant to the terms of the Notes and/or the Note Purchase Agreement, the Parent Guarantor shall, promptly upon receipt of written demand therefor from such Noteholders, accompanied by a statement of the nature and amount of such required payment, promptly pay such amount, in U.S. Dollars, directly to such Noteholder.

      ss. 1.5 No Subrogation. Notwithstanding the satisfaction by the Parent Guarantor of any liability hereunder and notwithstanding any other term, provision or condition in the Note Purchase Agreement, the Transaction Documents or the Other Agreements until 370 days following the last payment or transfer by or on behalf of the Parent Guarantor with respect to the obligations guaranteed hereby and all other sums due under the Note Purchase Agreement, other Transaction Documents and the Other Agreements (the "Period"), the Parent Guarantor shall not have any right of subrogation, contribution, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or property of the Co-Issuers or to any collateral for the Notes with respect to obligations owing to the Parent Guarantor arising out of the Parent Guarantor's performance of its obligations under this Guarantee. In connection with the foregoing, during the Period the Parent Guarantor expressly waives any and all rights of subrogation of the Noteholders against the Co-Issuers with respect to obligations owing to the Parent Guarantor arising out of the Parent Guarantor's performance of its obligations under this Guarantee, and the Parent Guarantor hereby waives any rights to enforce any remedy which the Noteholders may have against the Co-Issuers and any right to participate in any collateral for the Notes with respect to obligations owed to the Parent Guarantor arising out of the Parent Guarantor's performance under this Guarantee. In addition to and without in any way limiting the foregoing, during the Period the Parent Guarantor hereby subordinates any and all indebtedness of the Co-Issuers now or hereafter owed to the Parent Guarantor arising out of the Parent Guarantor's performance of its obligations under this Guarantee to all indebtedness of the Co-Issuers to the Noteholders, and agrees with the Noteholders that the Parent Guarantor shall not demand or accept any payment of principal or interest from the Co-Issuers with respect to such indebtedness, shall not claim any off-set or other reduction of the Parent Guarantor's obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral from the Notes in satisfaction of any such indebtedness. Further, the Parent Guarantor shall not have any right of recourse against the Noteholders by reason of any action the Noteholders may take or omit to take under the provisions of this Guarantee or under the provisions of any of the Transaction Documents, the Agreement, the Other Agreements or the Notes.

      ss. 1.6 Preference. The Parent Guarantor agrees that to the extent the Co-Issuers makes any payment in cash on the Notes, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, or is required to be repaid to a trustee, receiver or any other Person under any bankruptcy code, common law or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to the Parent Guarantor's obligations hereunder, as if said payment had not been made. The liability of the Parent Guarantor hereunder shall not be reduced or discharged, in whole or in part, by any payment to any holder of the Notes from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity or fraud asserted by any account debtor or by any other Person.

      ss. 1.7 Marshalling. No Noteholder shall be under any obligation (a) to marshal any assets in favor of the Parent Guarantor or in payment of any or all of the liabilities of the Co-Issuers under or in respect of the Notes or the obligation of the Parent Guarantor hereunder or (b) to pursue any other remedy that the Parent Guarantor may or may not be able to pursue itself and that may lighten the Parent Guarantor's burden, any right to which the Parent Guarantor hereby expressly waives to the fullest extent permitted by law.

      ss. 1.8 Benefit to Noteholders. This Guarantee is entered into by the Initial Noteholders and the Parent Guarantor for the benefit of the Noteholders and is intended to confer certain rights on the Noteholders, to the extent herein expressly provided, with the same effect as if each Noteholder were a party hereto.

      SECTION 2. REPRESENTATIONS, WARRANTIES AND COVENANTS.

      ss. 2.1 Representations, Warranties and Covenants.

      (a) The Parent Guarantor has examined the Note Purchase Agreement, including the exhibits and schedules thereto and all of the representations and warranties set forth in the Note Purchase Agreement, to the extent the same relate to the Parent Guarantor, are true and correct.

      (b) The Parent Guarantor agrees to be bound by, and to comply with all of the terms, covenants and provisions of the Note Purchase Agreement, to the extent the same impose obligations in respect of or grants rights against it as a Parent Guarantor or otherwise.

      SECTION 3. AMENDMENTS, WAIVERS AND CONSENTS.

      ss. 3.1 Consent Required. Any term, covenant, agreement or condition of this Guarantee may, with the consent of the Parent Guarantor, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), if the Parent Guarantor shall have obtained the consent in writing of the Noteholders.

      ss. 3.2 Effect of Amendment or Waiver. Any such amendment or waiver shall be binding upon each future Noteholder and upon the Parent Guarantor, whether or not the Notes shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.

      SECTION 4. INTERPRETATION OF AGREEMENT; DEFINITIONS.

      ss. 4.1 Definitions. Unless the context otherwise requires, the terms hereinafter set forth when used herein shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:

      "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks are generally not open for business in New York.

      "Co-Issuers" shall have the meaning assigned thereto in the preamble at the beginning of this Guarantee.

      "Default" shall have the meaning assigned thereto in the Notes.

      "Event of Default" shall have the meaning assigned thereto in the Notes.

      "GAAP" shall mean generally accepted accounting principles in the United States at the time.

      "guarantees" by any Person shall mean all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing, or in effect guaranteeing, whether directly or indirectly, any Indebtedness of any Person in any manner. For the purposes of all computations made under this Guarantee, a guarantee in respect of any Indebtedness shall be deemed to be Indebtedness equal to the principal amount of such Indebtedness which has been guaranteed.

      "Indebtedness" of any Person shall mean and include all obligations of such Person which in accordance with GAAP shall be classified upon a balance sheet of such Person as liabilities of such Person.

      "Initial Noteholders" shall have the meaning assigned thereto in the preamble at the beginning of this Guarantee.

      "Make-Whole Amount" shall have the meaning assigned thereto in the Note Purchase Agreement.

      "Notes" shall have the meaning assigned thereto in the first recital at the beginning of this Guarantee.

      "Noteholders" shall have the meaning assigned thereto in 1.1 hereof.

      "Note Purchase Agreement" shall have the meaning assigned thereto in the first recital at the beginning of this Guarantee.

      "Parent Guarantor" shall mean Drew Industries Incorporated, a Delaware corporation.

      "Person" shall mean an individual, partnership, corporation, joint venture, association, joint stock company, business, trust or unincorporated organization, and a government or agency or political subdivision thereof.

      "U.S. $" or "U.S. Dollars" shall mean lawful money of the United States of America in same day immediately available freely transferable funds.

      ss. 4.2 Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Guarantee, the same shall be done in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the requirements of this Guarantee.

      ss. 4.3 Directly or Indirectly. Where any provision in this Guarantee refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.

      SECTION 5. MISCELLANEOUS.

      ss. 5.1 Successors and Assigns. All covenants and agreements in this Guarantee shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

      ss. 5.2 Notices. All notices and communications provided for hereunder shall be in writing and sent by (a) facsimile if the sender on the same day sends a confirming copy of such notice by either a recognized overnight delivery service or personal delivery, or (b) personal delivery, or (c) a recognized overnight delivery service, and (i) if to the Initial Note Purchasers, at the address therefor set forth on Schedule 20 attached to the Note Purchase Agreement, (ii) if to any subsequent Noteholders, at the address designated by such Noteholder to the Co-Issuers and (iii) if to the Parent Guarantor, at 200 Mamaroneck Avenue, White Plains, New York 10601, Attention: President (fax number (914) 428-4581), or to such other address as such parties shall have notified the others in writing. Any demand, notice or other communication given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof and, if given by overnight courier, on the first Business Day following the deposit thereof with overnight courier and, if given by facsimile, on the day of transmittal thereof if given during the normal business hours of the recipient and on the Business Day during which such normal business hours next occur if not given during such hours on any day.

      ss. 5.3 Descriptive Headings. The descriptive headings of the several Sections of this Guarantee are inserted for convenience only and do not constitute a part of this Guarantee.

      ss. 5.4 Governing Law. THIS GUARANTEE SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK AND BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF SUCH STATE. This Guarantee may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

      ss. 5.5 Consent to Jurisdiction and Venue. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY (I) AGREES THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE MAY BE BROUGHT IN EITHER THE SUPREME COURT OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, (II) CONSENTS TO THE JURISDICTION OF EACH SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING (SOLELY FOR SUCH PURPOSES), AND (III) WAIVES ANY OBJECTION WHICH IT MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND COVENANTS THAT IT WILL NOT SEEK TO CHALLENGE THE JURISDICTION OF ANY SUCH COURT OR SEEK TO OUST THE JURISDICTION OF ANY SUCH

COURT, WHETHER ON THE BASIS OF INCONVENIENT FORUM OR OTHERWISE. THE PARENT GUARANTOR (SOLELY FOR SUCH PURPOSES) IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAIL, SO LONG AS COPIES OF SUCH PROCESS SHALL BE SENT TO THE PARENT GUARANTOR AT ITS ADDRESS FOR NOTICES PROVIDED IN ss.5.1 HEREOF. ALL MAILINGS UNDER THIS ss.5.4 SHALL BE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED. NOTHING IN THIS ss.5.4 SHALL AFFECT THE RIGHT OF THE NOTEHOLDERS TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW TO BRING ANY SUIT, ACTION OR PROCEEDING AGAINST THE PARENT GUARANTOR OR ANY OF ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.

      ss. 5.6 Counterparts. This Guarantee may be executed simultaneously in two or more counterparts, each of which shall be deemed an original.

WITNESS, the execution of this Guarantee as of the date first above written.

                                          DREW INDUSTRIES INCORPORATED


                                          By:
                                              ------------------------------
                                              Name:
                                              Title:

The foregoing Guarantee is
hereby accepted as of the date
first above written.

TEACHERS INSURANCE AND ANNUITY
    OF AMERICA


By:
    ------------------------------
    Name:
    Title:


ING INVESTMENT MANAGEMENT, INC.,
    as agent for Midwestern United Life Insurance
    Company and Security Life of Denver
    Insurance Company


By:
    ------------------------------
    Name:  Fred C. Smith
    Title: Senior Vice President and
           Managing Director


ING INVESTMENT MANAGEMENT, LLC,
    as agent for Equitable Life Insurance
    Company of Iowa and USG Annuity & Life
    Company


By:
    ------------------------------
    Name:  Fred C. Smith
    Title: Senior Vice President and
           Managing Director

                                TABLE OF CONTENTS

                                                                            Page

SECTION 1. GUARANTEE OF CO-ISSUER OBLIGATIONS.................................1

  ss. 1.1  Obligations Guaranteed.............................................1

  ss. 1.2  General Provisions Relating to the Guarantee.......................2

  ss. 1.3  Obligation Absolute and Unconditional..............................3

  ss. 1.4  Payments Under Guarantee...........................................6

  ss. 1.5  No Subrogation.....................................................6

  ss. 1.6  Preference.........................................................7

  ss. 1.7  Marshalling........................................................7

  ss. 1.8  Benefit to Noteholders.............................................7

SECTION 2. REPRESENTATIONS, WARRANTIES AND COVENANTS..........................8

  ss. 2.1  Representations, Warranties and Covenants..........................8

SECTION 3. AMENDMENTS, WAIVERS AND CONSENTS...................................8

  ss. 3.1  Consent Required...................................................8

  ss. 3.2  Effect of Amendment or Waiver......................................8

SECTION 4. INTERPRETATION OF AGREEMENT; DEFINITIONS...........................8

  ss. 4.1  Definitions........................................................8

  ss. 4.2  Accounting Principles..............................................9

  ss. 4.3  Directly or Indirectly.............................................9

SECTION 5. MISCELLANEOUS.....................................................10

  ss. 5.1  Successors and Assigns............................................10

  ss. 5.2  Notices...........................................................10

  ss. 5.3  Descriptive Headings..............................................10

  ss. 5.4  Governing Law.....................................................10

  ss. 5.5  Consent to Jurisdiction and Venue.................................10

  ss. 5.6  Counterparts......................................................11


                                      -i-